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Fortis Worldwide Portfolios, Inc.
January 1, 2001

Supplement to the Fortis Worldwide Portfolios
Prospectus dated March 1, 2000
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The following information replaces the first sentence
of the section entitled "Risks of futures, options and forward contracts transactions" on page 19.

Each Fund may write covered call or secured put options on stocks or stock indices, purchase put and call options on stocks or stock indices, and enter into stock index futures contracts and foreign currency forward exchange contracts and options thereon.

OT-SRI 516351
101061 (c) Fortis, Inc. 12/00

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Fortis (B) and Fortis (NL).